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TAX-FREE INSTRUMENTS TRUST

SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 2000

         The special meeting of shareholders of the above named Trust, held on June 30, 2000, was adjourned to August 23, 2000. At the adjourned meeting, shareholders will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after September 1, 2000. Shareholders will be notified if any of these changes are not approved at the adjournment of the special meeting. Please keep this supplement for your records.

         Shareholders will be asked to consider the following proposals:

               (1)To elect seven Trustees.

               (2)To approve an amendment to, and a restatement of, the Trust's
                  Declaration of Trust to permit the Board of Trustees to liquidate the assets of the Trust, or of any series or class of the Trust, without seeking shareholder approval.

               (3)To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Tax-Free Instruments Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                  To transact such other business as may properly come before the special meeting of shareholders or any adjournment thereof.

                                                                    July 6, 2000


Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA  15222-3779

Cusip  876924101
     876924200

25617  (7/00)